UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

Greenland Mines Ltd

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1300 South Boulevard, Suite D

Charlotte, NC 28203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GRML	The Nasdaq Stock Market LLC
Warrants	GRMLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 14, 2026, at 12:55 p.m. ET, the President of Greenland Mines Ltd (the “Company”), Bo Møller Stensgaard, Ph.D, will give an investor presentation entitled “From Resource to Corridor: Developing the Skaergaard PGM-Au-V-Ga-Fe-Ti Project in East Greenland for the New Critical Minerals Economy” hosted by the Critical Minerals Institute, at The National Club, 303 Bay Street, Toronto, Ontario, Canada.

A copy of the presentation materials that may be used in connection with the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company may use the presentation materials attached hereto in future meetings with investors, analysts and others from time to time. The presentation materials speak only as of the date of the presentation, and the Company undertakes no obligation to update the information contained therein except as required by law.

In addition, on May 13, 2026, the Company issued a press release announcing Dr. Stensgaard’s presentation. A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

This Form 8-K contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Without limiting the generality of the foregoing, the forward-looking statements in this press release include descriptions of the Company’s future commercial operations. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, such as the Company’s inability to implement its business plans, identify and realize additional opportunities, or meet or exceed its financial projections and changes in the regulatory or competitive environment in which the Company operates. You should carefully consider the foregoing factors and the other risks and uncertainties described in the documents filed or to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) from time to time, which could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these documents are available on the SEC’s website, www.sec.gov. All information provided herein is as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement, except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
99.1	Investor Presentation dated May 14, 2025
99.2	Press Release dated May 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2026	Greenland Mines Ltd

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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